                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)  May 7, 1997



                    U.S. RESTAURANT PROPERTIES MASTER L.P.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       DELAWARE                         1-9079                  41-1541631
(STATE OF OTHER JURISDICTION  (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
   OF INCORPORATION OR                                     IDENTIFICATION NO.)
     ORGANIZATION)


                             5310 Harvest Hill Rd.
                               Suite 270, LB 168
                              Dallas, Texas 75230
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 972-387-1487
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                    U.S. RESTAURANT PROPERTIES MASTER L.P.
                    --------------------------------------


Item 2. Acquisition or Disposition of Assets...............................   3

Item 7. Financial Statements, Pro Forma Information and Exhibits...........   5

        Charleston's of Norman, Inc. Statement of Revenues and Certain
         Expenses for the fifty-two week period ended March 23, 1997......    7

        Statement of Revenues and Certain Expenses of the Property Sold to
         U.S. Restaurant Properties Master L.P. by David E. Rodgers -
         Trustee for the year ended December 31, 1996......................  10

        Statement of Revenues and Certain Expenses of Magazine Company
         Property Sold to U.S. Restaurant Properties Master L.P. for the
         year ended December 31, 1996......................................  13

        Statement of Revenues and Certain Expenses of Ribbit Holdings, Inc.
         Property Sold to U.S. Restaurant Properties Master L.P. for the
         nine months ended June 30, 1997...................................  17

        Combined Statement of Revenues and Certain Expenses of Selected
         Properties Sold to U.S. Restaurant Properties Master L.P. (Taco
         Cabana Acquisition) for the year ended December 31, 1996..........  20

        Combined Statement of Revenues and Certain Expenses of BCL II,
         L.P. Properties Sold to U.S. Restaurant Properties Master L.P.
         for the year ended December 31, 1996..............................  24

        Combined Statement of Revenues and Certain Expenses of Selected
         Properties Sold to U.S. Restaurant Properties Master L.P.
         (Midon Acquisition) for the year ended December 31, 1996..........  28

        Financial information related to the acquisition of 16 restaurant properties by U.S. Restaurant Properties Master L.P. from QSR
         Income Properties, LTD............................................  33

        Pro forma Financial Information....................................  34

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On May 7, 1997, U.S. Restaurant Properties Master L.P. (the "Registrant") acquired one Charleston's restaurant property located in Oklahoma from Charleston's of Norman, Inc., an Oklahoma corporation. The acquisition was done pursuant to one purchase and sale agreement. The purchase price equaled $1,750,000 in cash and other capitalized costs of approximately $25,000. The Registrant used funds from operations to fund this acquisition.

On May 9, 1997, U.S. Restaurant Properties Master L.P. acquired one Wendy's restaurant property located in Tennessee from David E. Rodgers - Trustee. The acquisition was done pursuant to one purchase and sales agreement. The purchase price equaled $648,000 in cash and other capitalized costs of approximately $17,000. The selling entity was David E. Rodgers - Trustee. The Registrant used funds from operations to fund this acquisition.

On May 20, 1997, U.S. Restaurant Properties Master L.P. acquired one Popeye's restaurant property located in Louisiana from Magazine Company, a California limited partnership. The acquisition was done pursuant to one purchase and sale agreement. The purchase price equaled $253,204 in cash and other capitalized costs of approximately $8,000. The Registrant used funds from operations to fund this acquisition.

On July 2, 1997, U.S. Restaurant Properties Master L.P. acquired one Melvyn & Elmo's Bagel and Caribou Coffee restaurant property located in Georgia from Ribbit Holdings, Inc., a George corporation. The acquisition was done pursuant to one purchase and sale agreement. The purchase price equaled $913,000 in cash and other capitalized costs of approximately $18,000. The acquisition was funded by the Registrant's bank line of credit.

On July 2, 1997, U.S. Restaurant Properties Master L.P. acquired five Taco Cabana restaurant properties located in Texas. The acquisition was done pursuant to three purchase and sale agreements and is collectively referred to as the ("Taco Cabana Acquisition"). The sellers to this transaction included three Texas Joint ventures which consist of Friesenhahn-Stehling J.V., Friesenhahn-Brundage J.V., and Friesenhahn Brundage J.V. II. The purchase price equaled $5,559,384 in cash and other capitalized costs of approximately $97,000. The acquisition was funded by the Registrant's bank line of credit.

On July 31, 1997, the Registrant acquired two restaurant properties with one located in Oklahoma and one in Missouri. The acquisition was done pursuant to one purchase and sale agreement from BCL II, L.P. a Missouri limited partnership. The purchase price equaled $1,526,320 in cash and other capitalized costs of approximately $46,000. The acquisition was funded by the Registrant's bank line of credit.

On July 31, 1997, U.S. Restaurant Properties Master L.P. acquired 17 restaurant properties located in New York. These restaurants are collectively referred to as the "Midon Acquisition". The acquisition was done pursuant to one purchase and sale agreement from The Midon Companies identified as Home Run associates, a New York general partnership, Lathpar Corporation, a New York corporation, Delpar Corporation, a New York corporation, Schenecpar Corporation, a New York corporation, M & D Development, a New York general partnership, Westmere Associates, a New York general partnership, Wolf Road Enterprises, a New York general partnership, and 1041 Central Avenue Associates, a New York, general partnership. The acquisition was done pursuant to one purchase and sale agreement. The purchase price for the Midon acquisition equaled $2,600,000 in cash and 335,218 partnership units (valued at $34.21 per unit on the closing statement). The other capitalized costs on this acquisition were approximately $372,000. The partnership units market value on the closing date equaled $31.25 per unit. The partnership units are guaranteed to have a market value of $36.00 two years from the transaction date. The registrant funded the cash portion of this transaction with the proceeds from the sale of 172,882 partnership units on July 30, 1997.

On July 31, 1997, U.S. Restaurant Properties Master L.P. acquired 16 restaurant properties located in Colorado, Indiana, Illinois, Missouri, and Wisconsin and promissory notes of $175,750. The restaurants are collectively referred to as ("QSR"). The acquisition was done pursuant to one purchase and sale agreement from QSR Income Properties LTD, a California limited partnership. The purchase price equaled $7,896,984 in cash and other capitalized costs of approximately $183,000. The acquisition was funded by the Registrant's bank line of credit.

On various dates from May 1, 1997 through July 31, 1997 the Registrant acquired six restaurant properties consisting of one Charleston's, one Caribou Coffee, two Carlos O'Kelly's, and two Schlotzsky's/TM/. The properties are located in Colorado, Iowa, North Carolina, and Oklahoma. The acquisitions were done pursuant to six separate purchase and sale agreements. The restaurants were acquired from HS-Real Estate, Inc., an Oklahoma corporation, Caribou Coffee Company, Inc., a Minnesota corporation, Carlos O'Kelly's, Inc., a Kansas corporation, and Schlotzsky's Real Estate, Inc., a Texas corporation. These restaurant properties represent newly developed properties which do not have any historical operations. The purchase price for these restaurant properties equaled $6,665,601 in cash and other capitalized costs of approximately $81,000. The acquisitions were funded by the Registrant's bank line of credit and funds from operations.

In addition to the above acquisitions, one other property (the "Other Property") was acquired on July 25, 1997. The property was purchased from TW South, Inc., a Texas corporation, for an aggregate cash purchase price of approximately $1,250,000 and approximately $21,000 in other closing costs. The property consists of one El Chico restaurant property located in Arkansas. The acquisition was funded by the Registrant's bank line of credit.

The two newly constructed Carlos O'Kelly's restaurant properties were acquired from Carlos O'Kelly's, Inc., which is owned by a director of the Managing General Partner. The other sellers are not affiliated with the Registrant, any director or officer of the Registrant or any associate of any such director or officer.

The purchase prices, which were negotiated with the Sellers, were determined through internal analysis by the Registrant of historical cash flows and fair market values of the acquired Properties.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

      a)(3)     Charleston's of Norman, Inc. Statement of Revenues and Certain
                  Expenses for the fifty-two week period ended March 23, 1997

                Statement of Revenues and Certain Expenses of the Property Sold
                  to U.S. Restaurant Properties Master L.P. by David E. Rodgers
                  - Trustee for the year ended December 31, 1996

                Statement of Revenues and Certain Expenses of Magazine Company
                  Property Sold to U.S. Restaurant Properties Master L.P. for the year ended December 31, 1996

                Statement of Revenues and Certain Expenses of Ribbit Holdings,
                  Inc. Property Sold to U.S. Restaurant Properties Master L.P. for the nine months ended June 30, 1997

                Combined Statement of Revenues and Certain Expenses of Selected
                  Properties Sold to U.S. Restaurant Properties Master L.P. (Taco Cabana Acquisition) for the year ended December 31, 1996

                Combined Statement of Revenues and Certain Expenses of BCL II,
                  L.P. Properties Sold to U.S. Restaurant Properties Master L.P. for the year ended December 31, 1996.

                Combined Statement of Revenues and Certain Expenses of Selected
                  Properties Sold to U.S. Restaurant Properties Master L.P. (Midon Acquisition) for the year ended December 31, 1996.

                Financial information related to the acquisition of 16
                  restaurant properties by U.S. Restaurant Properties Master L.P. from QSR Income Properties, LTD.

      b)        Pro forma Financial Information

                         INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties Master L.P.


We have audited the Statement of Revenues and Certain Expenses (defined as being operating revenues less direct operating expenses) of Charleston's of Norman, Inc. acquired by U.S. Restaurant Properties Master L.P. for the fifty-two week period ended March 23, 1997. This financial statement is the responsibility of U.S. Restaurant Properties Master L.P.. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P. As described in Note 1 to the accompanying statement of revenues and certain expenses, such statement is not intended to be a complete presentation of revenues and expenses of the restaurant.

In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Charleston's of Norman, Inc. acquired by U.S. Restaurant Properties Master L.P. for the fifty-two week period ended March 23, 1997, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP



Dallas, Texas
August 14, 1997

                         CHARLESTON'S OF NORMAN, INC.
                  STATEMENT OF REVENUES AND CERTAIN EXPENSES

                  FIFTY-TWO WEEK PERIOD ENDED MARCH 23, 1997


SALES                                            $2,977,544

DIRECT COSTS AND EXPENSES:

        Cost of Food                              1,015,988
        Labor                                       849,732
        Other Direct Operating Expenses             444,615
        Management Fees                             121,474
                                                 ----------

        TOTAL COSTS AND EXPENSES                  2,431,809
                                                 ----------

        EXCESS OF STORE SALES OVER
           CERTAIN DIRECT OPERATING EXPENSES     $  545,735
                                                 ==========


See Accompanying Notes to Statement of Revenues and Certain Expenses.

                         CHARLESTON'S OF NORMAN, INC.
                  STATEMENT OF REVENUES AND CERTAIN EXPENSES

                  FIFTY-TWO WEEK PERIOD ENDED MARCH 23, 1997



1.  BASIS OF PRESENTATION

    The accompanying Statement of Revenues and Certain Expenses include the operating results of the Charleston's of Norman, Inc. restaurant, which property was acquired by U.S. Restaurant Properties Master L.P. ("USRP"). USRP did not purchase the restaurant operations. This statement does not include any revenues or expenses related to any other properties owned by Charleston's Enterprises, Inc. In accordance with the Securities and Exchange Commission Rule 3.14, the statement does not include expenses not comparable to the proposed future operations of the property such as depreciation, interest, or any other costs that are directly associated with the property.

2.  SIGNIFICANT ACCOUNTING POLICIES

    Sales are recorded at the time of the retail sale.

    Other direct operating expenses represent kitchen and restaurant supplies, linens, uniforms, utilities, advertising, licenses and other costs directly associated with the restaurant operations.

    The preparation of the statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the expected amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.  MANAGEMENT FEES

    Management fees are paid to Charleston's Enterprises, Inc., the owner of Charleston's restaurants and represent the restaurants allocable share of corporate office payroll for management and accounting and other corporate operating costs.

4.  LEASE ON PROPERTY

    USRP entered into a lease with Charleston's of Norman, Inc. for the rental of the restaurant property it purchased. The term of the lease is 14 years expiring on May 6, 2011 with the option to renew the lease for two additional terms of 10 years each. The annual base rent is $201,250 per year through lease year four. On the first day of lease year five the annual rent will be increased by nine percent of the immediately preceding annual base rent. The base rent will increase every fifth anniversary thereafter including renewal option years by nine percent over the immediately preceding annual base rent. There is no percentage rent due under this lease.

                         INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties Master L.P.


We have audited the accompanying statement of revenues and certain expenses of the Property Sold to U.S. Restaurant Properties Master L.P. (the "Partnership") by David E. Rodgers - Trustee for the year ended December 31, 1996. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P.. Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property sold to U.S. Restaurant Properties Master L.P. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of this property.

In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Property Sold to U.S. Restaurant Properties Master L.P. by David E. Rodgers -Trustee for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
June 25, 1997

                 PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES
                   MASTER L.P. BY DAVID E. RODGERS - TRUSTEE
                  STATEMENT OF REVENUES AND CERTAIN EXPENSES
                         YEAR ENDED DECEMBER 31, 1996


                                            DECEMBER 31,
                                                1996
                                            ------------
RENTAL INCOME
        Minimum                             $     42,000
        Percentage                                39,388
                                            ------------

        TOTAL RENTAL INCOME                       81,388

        DIRECT EXPENSES                                0
                                            ------------

        NET RENTAL INCOME                   $     81,388
                                            ============

See Accompanying Notes to Financial Statement.

NOTES TO THE PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. BY DAVID E. RODGERS - TRUSTEE FINANCIAL STATEMENT

1.  Summary Of Significant Accounting Policies

    Nature Of Operations

    The accompanying Statement of Revenues and Certain Expenses includes one property acquired by U.S. Restaurant Properties Master L.P. from David E. Rodgers - Trustee (the "Trustee"). The statement does not include any revenues or expenses related to any other properties owned or managed by the Trustee. The property acquired is operated as a Wendy's restaurant. In accordance with the Securities and Exchange Commission Rule 3.14 the statement does not include expenses not comparable to the proposed future operations of the property such as depreciation, interest, or any other costs that are not directly associated with the property.

2.  Use Of Estimates

    The preparation of this financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3. Rental Income

   The property lease is a "triple net" lease which requires the lessee to pay all taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property. Certain information regarding the property lease is set forth in the table below.


                                   MINIMUM
                                   ANNUAL             PERCENTAGE   TERMINATION
LOCATION                           RENTAL              RENTALS         DATE
--------------------------------------------------------------------------------

Blount County, TN                  $42,000  per year   5.0% of sales July 2007
                                            through    in excess of
                                            7/22/07    $350,000


The following is a schedule of minimum rental income on the non-cancelable lease as of December 31, 1996:

        1997          $ 42,000
        1998            42,000
        1999            42,000
        2000            42,000
        2001            42,000
        Thereafter     233,567
                      --------
                      $443,567
                      ========


                         INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties Master L.P.


We have audited the accompanying statement of revenues and certain expenses of the Magazine Company Property Sold to U.S. Restaurant Properties Master L.P. (the "Partnership") for the year ended December 31, 1996. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P.. Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property sold to U.S. Restaurant Properties Master L.P. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of this property.


In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Magazine Company Property Sold to U.S. Restaurant Properties Master L.P. for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
June 25, 1997

   MAGAZINE COMPANY PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P.
                  STATEMENT OF REVENUES AND CERTAIN EXPENSES
                         YEAR ENDED DECEMBER 31, 1996



                                          DECEMBER 31,
                                              1996
                                          ------------
RENTAL INCOME

       Minimum                            $     36,515
                                          ------------

TOTAL RENTAL INCOME                             36,515

DIRECT EXPENSE - MANAGEMENT FEES                 1,102
                                          ------------

NET RENTAL INCOME                         $     35,413
                                          ============



See Accompanying Notes to Financial Statement.

NOTES TO THE MAGAZINE COMPANY PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. FINANCIAL STATEMENT

1.  Summary Of Significant Accounting Policies

    Nature Of Operations

    The accompanying Statement of Revenues and Certain Expenses includes one property acquired by U.S. Restaurant Properties Master L.P. from Magazine Company, a California limited partnership (the "Limited Partnership"). The statement does not include any revenues or expenses related to any other properties owned by the Limited Partnership. The property acquired is operated as a Popeye's restaurant. In accordance with the Securities and Exchange Commission Rule 3.14, the statement does not include expenses not comparable to the proposed future operations of the property such as depreciation, interest, or any other costs that are not directly associated with the property.

2. Use Of Estimates

   The preparation of this financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3. Rental Income

   The property lease is a "triple net" lease which requires the lessee to pay all taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property. The lease specifies increases in lease payments. The recognition of rental income has been straight-lined over the lease term in accordance with generally accepted accounting principles. Certain information regarding the property lease is set forth in the table below.


                                   MINIMUM
                                   ANNUAL             PERCENTAGE   TERMINATION
LOCATION                           RENTAL              RENTALS         DATE
--------------------------------------------------------------------------------

New Orleans, LA                    $36,750  per year   5% of sales  March 1999
                                            through    in excess of with two
                                            3/15/99    $735,000     five-year
                                                                    renewal
                                                                    options


  The following is a schedule of minimum rental income on the non-cancelable lease as of December 31,1996:


        1997                                    $36,750
        1998                                     36,750
        1999                                      7,656
                                                -------
                                                $81,156
                                                =======

4.  Management Fees and Related Parties

    Management Fees are based upon 3 percent of the gross operating income collected in the period from January 1, 1996 to December 31, 1996. These fees were paid to Grammercy Enterprises, the general partner.

NOTES TO THE MAGAZINE COMPANY PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. FINANCIAL STATEMENT (CONTINUED)

5.  Subsequent Event

    On May 20, 1997 the lease on this property was extended for an additional 10 years, with the expiration being March 15, 2009. The minimum rent was fixed at $32,227 per year and two five-year renewal option periods were added to the lease.

                         INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties Master L.P.


We have audited the accompanying statement of revenues and certain expenses of the Ribbit Holdings, Inc. Property Sold to U.S. Restaurant Properties Master L.P. (the "Partnership") for the nine months ended June 30, 1997. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P.. Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property sold to U.S. Restaurant Properties Master L.P. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of this property.

In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Ribbit Holdings, Inc. Property Sold to U.S. Restaurant Properties Master L.P. for the nine months ended June 30, 1997, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
August 18, 1997

 RIBBIT HOLDINGS, INC. PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P.
                  STATEMENT OF REVENUES AND CERTAIN EXPENSES
                    FOR THE NINE MONTHS ENDED JUNE 30, 1997



                                        JUNE 30,
                                          1997
                                      ------------

RENTAL INCOME

Minimum                                  $26,250
                                         -------

TOTAL RENTAL INCOME                       26,250

DIRECT EXPENSES

Insurance costs                            2,261
Real estate taxes                          4,958
                                         -------

TOTAL DIRECT EXPENSES                      7,219
                                         -------

NET RENTAL INCOME                        $19,031
                                         =======

See Accompanying Notes to Financial Statement.

NOTES TO THE RIBBIT HOLDINGS, INC. PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. FINANCIAL STATEMENT

1.  Summary Of Significant Accounting Policies

    Nature Of Operations

    The accompanying Statement of Revenues and Certain Expenses includes one property acquired by U.S. Restaurant Properties Master L.P. from Ribbit Holdings, Inc., a Georgia corporation (the "Company"). The statement does not include any revenues or expenses related to any other properties owned by the Company and is presented after the elimination of all intercompany balances as they pertain to the acquired property. The property acquired is operated as a Melvyn & Elmo's Bagel and Caribou Coffee restaurant. The property was vacant from October 1996 to April 1997 during which time the owner was responsible for insurance and real estate taxes. A lease was signed by the current tenant effective January 1997. Rent revenues were due under such lease after completion of the renovations of the premises for its current use which occurred April 1, 1997. In accordance with the Securities and Exchange Commission Rule 3.14, the statement does not include expenses not comparable to the proposed future operations of the property such as depreciation, interest, or any other costs that are not directly associated with the property.

2.  Use Of Estimates

    The preparation of this financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.  Rental Income

    The property lease is a "triple net" lease which requires the lessee to pay all taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property. Certain information regarding the property lease is set forth in the table below.

                   MINIMUM
                    ANNUAL                        PERCENTAGE   TERMINATION
LOCATION            RENTAL                          RENTAL         DATE
--------------------------------------------------------------------------------
Atlanta, GA      $105,000 per year through 3/31/12   None       March 31, 2012
                                                                with three five-
                                                                year renewal
                                                                options



  The following is a schedule of minimum rental income on the non-cancelable lease as of June 30, 1997:

                  1998                     $  105,000
                  1999                        105,000
                  2000                        105,000
                  2001                        105,000
                  2002                        105,000
                  Thereafter                1,023,750
                                           ----------
                                           $1,548,750
                                           ==========

                         INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties Master L.P.


We have audited the accompanying combined statement of revenues and certain expenses of Selected Properties Sold to U.S. Restaurant Properties Master L.P. (Taco Cabana Acquisition) for the year ended December 31, 1996. This financial statement is the responsibility of the management of U.S. Restaurant Properties Master L.P.. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P.. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties Master L.P. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these properties.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the combined revenues and certain expenses, as defined above, of Selected Properties Sold to U.S. Restaurant Properties Master L.P. (Taco Cabana Acquisition) for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
July 2, 1997

      SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P.
                           (TACO CABANA ACQUISITION)
              COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                         YEAR ENDED DECEMBER 31, 1996



                                      DECEMBER 31,
                                         1996
                                      ------------

RENTAL INCOME

   Minimum                            $  673,172
   Percentage                              8,782
   Cost reimbursement revenue             74,387
                                      ----------

TOTAL RENTAL INCOME                      756,341

DIRECT EXPENSES

   Real estate taxes                      68,172
   Other costs                             6,215
                                      ----------

TOTAL DIRECT EXPENSES                     74,387
                                      ----------

NET RENTAL INCOME                     $  681,954
                                      ==========


See Accompanying Notes to Financial Statement.

NOTES TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. (TACO CABANA ACQUISITION) FINANCIAL STATEMENT

1.  Summary Of Significant Accounting Policies

    Nature Of Operations

    The accompanying Combined Statement of Revenues and Certain Expenses includes five properties acquired by U.S. Restaurant Properties Master L.P. from Friesenhahn - Stehling, J.V., Friesenhahn - Brundage J.V., and Friesenhahn Brundage J.V., II. Collectively the above entities are referred to as (the "Company"). The properties are operated as Taco Cabana and Sombrero Rosa restaurants. The statement does not include any revenues or expenses related to any other properties owned by the Company. In accordance with the Securities and Exchange Commission Rule 3.14 the statement does not include expenses not comparable to the proposed future operations of the properties such as depreciation, interest, or any other costs that are not directly associated with the properties.

2.  Use Of Estimates

    The preparation of this financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.  Rental Income

    Certain leases during fiscal year 1996 were subject to floor amounts and other variables as they pertained to percentage rents and other reimbursable revenues. The properties are "triple net" leases which require the lessee to pay all taxes, assessments, insurance, maintenance costs, and other charges related to the maintenance, repair, and operation of the properties. Cost reimbursement revenue represents amounts reimbursed by the tenants to the Company for real estate taxes and insurance costs incurred. Certain information regarding each property lease is set forth in the table below.


                    MINIMUM
                    ANNUAL                                PERCENTAGE   TERMINATION
LOCATION            RENTAL                                RENTALS      DATE
------------------------------------------------------------------------------------

San Pedro Ave.      $96,000  per year through 8/31/98     6.0% of      August 2010
San Antonio, TX              with increases every         sales (in    with two
                             three years equal to the     excess of    five-year
                             lesser of 1.09 times the     minimum      renewal
                             rent of the prior period     rent)        options.
                             or 637 times the Consumer
                             Price Index for September
                             of the year of the
                             increase.


NOTES TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. (TACO CABANA ACQUISITION) FINANCIAL STATEMENT (CONTINUED)


                    MINIMUM
                    ANNUAL                                PERCENTAGE    TERMINATION
LOCATION            RENTAL                                RENTALS       DATE
-------------------------------------------------------------------------------------

Fredericksburg Rd    $120,000  per year through 5/31/98   6.0% of      May 2010
San Antonio, TX                with increases every       sales (in    with two
                               three years equal to the   excess of    five-year
                               lesser of 1.09 times the   minimum      renewal
                               rent of the prior period   rent)        options.
                               or 801 times the Consumer
                               Price Index for June of
                               the year of the increase.

Perrin Beitel Rd      144,000  per year through 2/28/97   6.0% of      February 2009
San Antonio, TX                with increases every       sales (in    with two
                               three years equal to the   excess of    five-year
                               lesser of 1.09 times the   minimum      renewal
                               rent of the prior period   rent)        options.
                               or 997 times the Consumer
                               Price Index for March of
                               the year of the increase.

WurzBach Rd           156,586  per year through 3/31/98   6.0% of      March 2007
San Antonio, TX                with increases every       sales (in    with two
                               three years equal to the   excess of    five-year
                               lesser of 1.09 times the   minimum      renewal
                               rent of the prior period   rent)        options.
                               or 1,049 times the Consumer
                               Price Index for April of
                               the year of the increase.


Blanco Rd             156,586  per year through 3/31/98   6.0% of      March 2007
San Antonio, TX                with increases every       sales (in    with two
                               three years equal to the   excess of    five-year
                               lesser of 1.09 times the   minimum      renewal
                               rent of the prior period   rent)        options.
                               or 1,049 times the Consumer
                               Price Index for April of
                               the year of the increase.


     The following is a schedule of minimum rental income on the non-cancelable leases as of December 31, 1996:

                  1997                $  673,171
                  1998                   673,171
                  1999                   673,171
                  2000                   673,171
                  2001                   673,171
                  Thereafter           4,518,149
                                      ----------
                                      $7,884,004
                                      ==========

                         INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties Master L.P.


We have audited the accompanying combined statement of revenues and certain expenses of BCL II, L.P. Properties Sold to U.S. Restaurant Properties Master L.P. (the "Partnership") for the year ended December 31, 1996. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P.. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties Master L.P. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these properties.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of BCL II, L.P. Properties Sold to U.S. Restaurant Properties Master L.P. for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
August 19, 1997

    BCL II, L.P. PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P.
              COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                         YEAR ENDED DECEMBER 31, 1996

                                                          DECEMBER 31,
                                                              1996
                                                          ------------
RENTAL INCOME

Minimum                                                     $313,867
Percentage                                                    30,206
                                                            --------

TOTAL RENTAL INCOME                                          344,073

DIRECT EXPENSE - RENT EXPENSE                                 35,617
                                                            --------

NET RENTAL INCOME                                           $308,456
                                                            ========

See Accompanying Notes to Financial Statement.

NOTES TO THE BCL II, L.P. PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. FINANCIAL STATEMENT

1)  Summary of Significant Accounting Policies

    Nature of Operations

    The accompanying Combined Statement of Revenues and Certain Expenses includes two properties acquired by U.S. Restaurant Properties Master L.P. from BCL II, L.P., a Missouri limited partnership (the "Limited Partnership"). The statement does not include any revenues or expenses related to any other properties owned by the Limited Partnership. The properties acquired are operated as Tippins restaurants. In accordance with the Securities and Exchange Commission Rule 3.14 the statement does not include expenses not comparable to the proposed future operations of the property such as depreciation, interest, or any other costs that are not directly associated with the properties.

2)  Use of Estimates

    The preparation of this financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3)  Rental Income

    The properties are "triple net" leases which require the lessee to pay all taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property. One lease specifies lease payment increases. The recognition of rental income has been straight-lined over the lease term in accordance with generally accepted accounting principles. Certain information regarding each of the property leases is set forth in the table below.

                                MINIMUM
                                ANNUAL                PERCENTAGE    TERMINATION
    LOCATION                    RENTAL                  RENTAL         DATE
--------------------------------------------------------------------------------
Oklahoma City, OK               $173,250  per year   4% of sales    June 2004
                                           through    in excess of   with three
                                           6/03/04    $3,000,000     five-year
                                                                     renewal
                                                                     options

Independence, MO                 139,931  per year   1% of sales     February
                                           through    in excess       2007 with
                                           2/9/97     of $1.25 to     five
                                 145,171  per year    $1.5 million    five-year
                                           through   2% of sales      renewal
                                           2/9/02     in excess of    options
                                 151,196  per year    $1.5 to $1.75
                                           through    million
                                           2/9/07    3% of sales
                                                      in excess
                                                      of $1.75 to
                                                      $2.0 million
                                                     4% of sales
                                                      in excess
                                                      of $2.0 to
                                                      $2.5 million
                                                     1% of sales
                                                      in excess
                                                      of $2.5 million




NOTES TO THE BCL II, L.P. PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. FINANCIAL STATEMENT (CONTINUED)


The following is a schedule of minimum rental income on the non-cancelable leases as of December 31, 1996:

              1997                     $  317,984
              1998                        318,421
              1999                        318,421
              2000                        318,421
              2001                        318,421
              Thereafter                1,201,203
                                       ----------
                                       $2,792,871
                                       ==========

4)  Rental Expense

    The land for one of the properties is leased from a third party. The lease specifies lease payment increases. The recognition of rent expense has been straight-lined over the lease term in accordance with generally accepted accounting principles. Certain information regarding the property lease is set forth in the table below.


                     MINIMUM
                     ANNUAL             PERCENTAGE          TERMINATION
    LOCATION         RENTAL             RENTAL              DATE
--------------------------------------------------------------------------------
Independence, MO   $34,931   per year   None                February 2007 with
                             through                        five five-year
                             2/9/97                         renewal options
                    40,171   per year
                             through
                             2/9/02
                    46,196   per year
                             through
                             2/9/07

The following is a schedule of minimum rental expense on the non-cancelable lease as of December 31, 1996:



              1997                     $ 39,734
              1998                       40,171
              1999                       40,171
              2000                       40,171
              2001                       40,171
              Thereafter                234,328
                                       --------
                                       $434,746
                                       ========

                         INDEPENDENT AUDITORS' REPORT

U.S. Restaurant Properties Master L.P.

We have audited the accompanying combined statement of revenues and certain expenses of Selected Properties Sold to U.S. Restaurant Properties Master L.P.(the "Partnership") (Midon Acquisition) for the year ended December 31, 1996. This financial statement is the responsibility of the Partnership. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P.. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties Master L.P. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these properties.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the combined revenues and certain expenses, as defined above, of Selected Properties Sold to U.S. Restaurant Properties Master L.P. (Midon Acquisition) for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
August 20, 1997

                         SELECTED PROPERTIES SOLD TO
          U.S. RESTAURANT PROPERTIES MASTER L.P. (MIDON ACQUISITION)
              COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                         YEAR ENDED DECEMBER 31, 1996

                                             DECEMBER 31,
                                                 1996
                                            ---------------
RENTAL INCOME

    Minimum                                     $1,356,758
    Percentage                                     107,388
                                                ----------

TOTAL RENTAL INCOME                              1,464,146

DIRECT EXPENSE - RENT EXPENSE                       29,846
                                                ----------

NET RENTAL INCOME                               $1,434,300
                                                ==========

See Accompanying Notes to Financial Statement.

NOTES TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. (MIDON ACQUISITION) FINANCIAL STATEMENT

1)  Summary of Significant Accounting Policies

    Nature of Operations

    The accompanying Combined Statement of Revenues and Certain Expenses includes 17 properties acquired by U.S. Restaurant Properties Master L.P. from The Midon Companies identified as Home Run Associates, a New York general partnership, Saratoga Enterprises, a New York general partnership, Lathpar Corporation, a New York corporation, Delpar Corporation, a New York corporation, Schenecpar Corporation, a New York corporation, M&D Development, a New York general partnership, Westmere Associates, a New York general partnership, Wolf Road Enterprises, a New York general partnership, and 1041 Central Avenue Associates, a New York partnership. Collectively the above entities are referred to as (the "Company"). Thirteen of the properties are operated as Burger King restaurants and four are operated as Boston Market restaurants. The statement does not include any revenues or expenses related to any other properties owned by the Company. In accordance with the Securities and Exchange Commission Rule 3.14 the statement does not include expenses not comparable to the proposed future operations of the properties such as depreciation, interest, or any other costs that are not directly associated with the properties.

2)  Use of Estimates

    The preparation of this financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3)  Rental Income

    Certain leases during fiscal year 1996 were subject to floor amounts and other variables as they pertained to percentage rents. All properties are "triple net" leases which require the lessee to pay all taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the properties. One of the leases specifies increases in lease payments. The recognition of rental income has been straight-lined over the lease term in accordance with generally accepted accounting principles. Certain information regarding each property lease is set forth in the table below.

                                  MINIMUM
                                  ANNUAL             PERCENTAGE   TERMINATION
LOCATION                          RENTAL               RENTAL        DATE
--------------------------------------------------------------------------------
Saratoga Springs, NY              $36,000  per year    None        November
                                           through                 2000 with
                                           11/19/00                three
                                                                   five-year
                                                                   renewal
                                                                   options

Latham, NY                         58,500  per year    None        November
                                           through                 2000 with
                                           11/19/00                three
                                                                   five-year
                                                                   renewal
                                                                   options

Delmar, NY                         70,000  per year    None        November
                                           through                 2000 with
                                           11/19/00                three
                                                                   five-year
                                                                   renewal
                                                                   options

1720 Union St.                     48,000  per year    None        November
Schenectady, NY                            through                 2000 with
                                           11/19/00                three
                                                                   five-year
                                                                   renewal
                                                                   options


     NOTES TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES
        MASTER L.P. (MIDON ACQUISITION) FINANCIAL STATEMENT (CONTINUED)

                                   MINIMUM
                                   ANNUAL              PERCENTAGE   TERMINATION
LOCATION                           RENTAL                RENTAL         DATE
--------------------------------------------------------------------------------
Glen Falls, NY                    $ 80,871  per year   8.5% of      July 2014
                                            through    sales up to  with four
                                            7/31/14    $1,032,500   five-year
                                                       and 7% of    renewal
                                                       sales over   options
                                                       $1,032,500
                                                       less base
                                                       rent

1991 Western                        80,518  per year   8.5% of      July 2014
Albany, NY                                  through    sales up to  with four
                                            7/31/14    $1,053,000   five-year
                                                       and 7% of    renewal
                                                       sales over   options
                                                       $1,053,000
                                                       less base
                                                       rent

Wilton, NY                         101,757  per year   8.5% of      July 2014
                                            through    sales up to  with four
                                            7/31/14    $1,330,000   five-year
                                                       and 7% of    renewal
                                                       sales over   options
                                                       $1,330,000
                                                       less base
                                                       rent

901 Erie Blvd.                     101,024  per year   8.5% of      July 2014
Schenectady, NY                             through    sales up to  with four
                                            7/31/14    $1,250,000   five-year
                                                       and 7% of    renewal
                                                       sales over   options
                                                       $1,250,000
                                                       less base
                                                       rent

1860 Central                        76,018  per year   8.5% of      July 2014
Albany, NY                                  through    sales up to  with four
                                            7/31/99    $850,000     five-year
                                    81,008  per year   and 7% of    renewal
                                            through    sales over   options
                                            7/31/04    $850,000
                                    84,161  per year   less base
                                            through    rent
                                            7/31/09
                                    87,720  per year
                                            through
                                            7/31/14

Clifton Park, NY                   122,110  per year   8.5% of      July 2014
                                            through    sales up to  with four
                                            7/31/14    $1,400,000   five-year
                                                       and 7% of    renewal
                                                       sales over   options
                                                       $1,400,000
                                                       less base
                                                       rent

1480 Western                        92,840  per year   8.5% of      July 2014
Albany, NY                                  through    sales up to  with four
                                            7/31/14    $1,100,000   five-year
                                                       and 7% of    renewal
                                                       sales over   options
                                                       $1,100,000
                                                       less base
                                                       rent

439 Central                        109,702  per year   8.5% of      July 2014
Albany, NY                                  through    sales up to  with four
                                            7/31/14    $1,434,000   five-year
                                                       and 7% of    renewal
                                                       sales over   options
                                                       $1,434,000
                                                       less base
                                                       rent

158 Wolf Rd.                        73,197  per year   8.5% of      July 2014
Albany, NY                                  through    sales up to  with four
                                            7/31/14    $957,000     five-year
                                                       and 7% of    renewal
                                                       sales over   options
                                                       $957,000
                                                       less base
                                                       rent

           NOTES TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES MASTER L.P. (MIDON ACQUISITION) FINANCIAL STATEMENT (CONTINUED)



                                   MINIMUM
                                   ANNUAL              PERCENTAGE   TERMINATION
   LOCATION                        RENTAL                RENTAL       DATE
--------------------------------------------------------------------------------
Cohoes, NY                         $80,358  per year   8.5% of      July 2014
                                            through    sales up to  with four
                                            7/31/14    $1,025,000   five-year
                                                       and 7% of    renewal
                                                       sales over   options
                                                       $1,025,000
                                                       less base
                                                       rent

1041 Central                        72,000  per year   8.5% of      July 2014
Albany, NY                                  through    sales up to  with four
                                            7/31/14    $925,000     five-year
                                                       and 7% of    renewal
                                                       sales over   options
                                                       $925,000
                                                       less base
                                                       rent

Menands, NY                         78,210  per year   8.5% of      July 2014
                                            through    sales up to  with four
                                            7/31/14    $925,000     five-year
                                                       and 7% of    renewal
                                                       sales over   options
                                                       $925,000
                                                       less base
                                                       rent

Glenville, NY                       69,444  per year   8.5% of      July 2014
                                            through    sales up to  with four
                                            7/31/14    $925,000     five-year
                                                       and 7% of    renewal
                                                       sales over   options
                                                       $925,000
                                                       less base
                                                       rent

  The following is a schedule of minimum rental income on the non-cancelable leases as of December 31, 1996:

                    1997                              $ 1,350,549
                    1998                                1,350,549
                    1999                                1,352,628
                    2000                                1,337,831
                    2001                                1,143,039
                    Thereafter                         14,432,563
                                                      -----------
                                                      $20,967,159
                                                      ===========

     NOTES TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES
        MASTER L.P. (MIDON ACQUISITION) FINANCIAL STATEMENT (CONTINUED)

4)  Rental Expense

    The land for one of the properties is leased from a third party. The lease specifies increases in lease payments. The recognition of rent expense has been straight-lined over the lease term in accordance with generally accepted accounting principles. Certain information regarding the property lease is set forth in the table below.

                                   MINIMUM
                                   ANNUAL              PERCENTAGE   TERMINATION
LOCATION                           RENTAL                RENTAL        DATE
--------------------------------------------------------------------------------
1860 Central                       $29,540  per year   None         May 2005
Albany, NY                                  through                 with two
                                            5/31/00                 five-year
                                    34,444  per year                renewal
                                            through                 options
                                            5/31/05

  The following is a schedule of minimum rental expense on the non-cancelable lease as of December 31, 1996:

                   1997                         $ 29,540
                   1998                           29,540
                   1999                           29,540
                   2000                           32,401
                   2001                           34,444
                   Thereafter                    117,684
                                                --------
                                                $273,149
                                                ========

5)  Related Parties

    Midon Corporation, the lessee on three of the Burger King restaurants, is a related party to the entities from which the above properties were purchased.

Financial information related to the acquisition of 16 restaurant properties by U.S. Restaurant Master L.P. from QSR Income Properties LTD.

QSR Income Properties LTD is a publicly owned California limited partnership ("QSR"). With respect to QSR, as reported by its management, a net loss totaled $1,484,000 for the year ended December 31, 1996 and net income of $465,000 for the six months ended June 30, 1997. QSR reported total assets of $9,400,000 and partners' equity of $9,243,000 as of December 31, 1996 and total assets of $8,203,000 and partners' equity of $8,038,000 as of June 30, 1997. Persons interested in receiving copies of QSR's publicly issued financial statements for the year ended December 31, 1996 and for the six months ended June 30, 1997 can do so by contacting QSR Income Properties at: 701 Western Avenue, Suite 200, Glendale, California 91201-2397 or by accessing the Securities and Exchange Commission's EDGAR archives through their web site located at: http://www.sec.gov.

                        PRO FORMA FINANCIAL INFORMATION

  The following June 30, 1997 unaudited Pro Forma Consolidated Balance Sheet of U.S. Restaurant Properties Master L.P. (the "Partnership") consists of the Partnership's June 30, 1997 historical balance sheet adjusted on a pro forma basis to reflect as of June 30, 1997: (a) the purchase of 42 properties for $30,771,000 and notes and accounts receivable of $190,000 acquired between July 1, and July 31, 1997; and (b) the additional borrowings required to purchase the properties acquired. The unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Partnership would have been at June 30, 1997 had all of these transactions occurred as of such date and it does not purport to represent the future financial position of the Partnership.

  The unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1996 and the six months ended June 30, 1997 are presented as if the following had occurred as of January 1, 1996: (a) the purchase of 345 properties for $208,964,000 including the fair value of 838,633 Units valued at $21,699,000 completed since December 31, 1995; (b) the acquisition of 12 newly constructed properties for $11,604,000, between January 1 and July 31, 1997; (c) the sale of one property for $1,175,000 between January 1 and July 31, 1997; (d) the issuance of 1,800,000 units in June 1996 with net proceeds of $40,203,000; (e) the issuance of 956,554 units in five separate transactions to individual investors with net proceeds of $25,000,000 and; (f) the additional borrowings of $78,652,000 required to purchase the properties acquired. The unaudited Pro Forma Condensed Consolidated Statements of Income are not necessarily indicative of what the actual results of operations of the Partnership would have been assuming the transactions described above had been completed as of January 1, 1996 and 1997, respectively, nor do they purport to represent the results of operations for future periods.

                    U.S. RESTAURANT PROPERTIES MASTER L.P.
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1997
                                  (Unaudited)
                                (In thousands)

                                                         Operating
                                                         Property
                                           Historical Acquisitions (a) Pro Forma
                                           ---------- ---------------- ---------
Cash and equivalents                        $  1,777  $                $  1,777
Receivables, net                               2,340          14          2,354
Deferred rent receivable                       1,137                      1,137
Purchase deposits and escrows                  1,090        (400)           690
Prepaid expenses                                 924          12            936
Notes receivable                               1,321         176          1,497
Notes receivable - related parties             3,411                      3,411
Net investments in direct financing           15,679                     15,679
 leases
Land                                          78,679       8,084         86,763
Buildings and leasehold improvements,        139,298      22,687        161,985
 net
Machinery and equipment, net                   3,743                      3,743
Intangibles, net                              12,116                     12,116
                                            --------     -------       --------
                                            $261,515     $30,573       $292,088
                                            ========     =======       ========

Accounts payable                            $  3,173     $    53       $  3,226
Deferred rent payable                             88                         88
Deferred gain on sale of property                590                        590
Lines of credit                               92,313      15,293        107,606
Notes payable                                 40,000                     40,000
Capitalized lease obligations                    263                        263
General Partner's capital                      1,093                      1,093
Limited Partner's capital                    123,995      15,227        139,222
                                            --------     -------       --------
                                            $261,515     $30,573       $292,088
                                            ========     =======       ========

See Notes to Pro Forma Consolidated Balance Sheet.

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

a) Reflects pro forma adjustments for 1997 acquisitions completed since June 30, 1997 which consist of the purchase of 42 operating properties and the borrowings required to complete the purchase of these properties as follows:


                                                Number of
                                               Properties     Operating
                                               ----------     ---------
        Midon Acquisition                           17         $ 13,449
        QSR Acquisition                             16            7,904
        Taco Cabana                                  5            5,657
        Ribbit Holdings                              1              931
        BCL II, L.P.                                 2            1,559
        Other Property                               1            1,271
                                                   ---         --------
                                                    42           30,771
                                                   ===
Plus notes ($176) and other ($14)
 receivable                                                         190
                                                               --------
                                                               $ 30,961
                                                               --------
Add prepaid assets                                                   12
Less purchase deposits paid from cash flow
  from operations                                                  (400)
Less security deposit escrow received                               (53)
Less value of 335,218 units issued for
 property                                                       (10,477)
Less proceeds from sale of stock                                 (4,750)
                                                               --------
Increase in line of credit and notes
 payable                                                       $ 15,293
                                                               ========

Costs of the acquisitions are allocated
  as follows:

       Land                                                    $  8,084
       Buildings and leasehold improvements                      22,687
                                                               --------
                                                               $ 30,771
                                                               ========

The respective purchase price for the properties has been allocated between land and building, and leasehold improvements, on a preliminary basis. Final determination of the proper allocation between these accounts will be made prior to finalizing the financial statements for the year ended December 31, 1997. Management does not expect material adjustments to occur.

                    U.S. RESTAURANT PROPERTIES MASTER L.P.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (Unaudited)
                     (In thousands, except per unit data)

                                                                                                David
                                                          Jan - Apr                               E.
                                                            1997                               Rodgers  Magazine   Ribbit   Taco
                           Historical    Acquisitions   Acquisitions    Sales   Charleston's   Trustee  Company   Holdings  Cabana
                                              (a)            (b)         (d)        (e)          (f)      (g)       (h)       (i)
                           ----------    ------------   ------------    -----   ------------   -------  --------  --------  ------
TOTAL REVENUES              $18,324         $7,365         $8,957  (c)  $(102)       $218        $81      $32      $105     $695
EXPENSES
 Rent                         2,080            232              -           -          -          -         -         -        -
 Depreciation and
  amortization                3,978          1,855  (o)     2,981  (o)     (6)(o)      80 (o)    27 (o)    10 (o)    32 (o)  183 (o)

 Taxes, general and
  administrative              2,461            684  (p)       727  (p)      - (p)      18 (p)     6 (p)     3 (p)     9 (p)   56 (p)

 Interest expense, net        2,364          3,038  (q)     4,151  (q)      - (q)      61 (q)    23 (q)     9 (q)    32 (q)  194 (q)

                            -------         ------         ------       -----        ----       ---       ---      ----     ----
   TOTAL EXPENSES            10,883          5,809          7,859          (6)        159        56        22        73      433

Gain on sale of
 equipment                       32              -              -           -           -         -         -         -        -
                            -------         ------         ------       -----        ----       ---       ---      ----     ----
NET INCOME                  $ 7,473         $1,556         $1,098       $ (96)       $ 59       $25       $10      $ 32     $262
                            =======         ======         ======       =====        ====       ===       ===      =====    ====
Net income allocable to
 unitholders                  7,325         $1,525         $1,076       $ (94)       $ 58       $25       $10      $ 31     $257
                            =======         ======         ======       =====        ====       ===       ===      ====     ====
Average number of
 outstanding units            6,107                           341
                            =======
NET INCOME PER UNIT         $  1.20
                            =======

See Notes to Pro Forma Consolidated Statement of Income

                            continued on next page

                    U.S. RESTAURANT PROPERTIES MASTER L.P.
       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (Unaudited)
                     (In thousands, except per unit data)

                                                                                Newly Constructed     Other
                                          BCL, II      Midon          QSR          Properties       Property
                                            (j)         (k)           (l)              (m)            (n)       Pro Forma
                                          -------      ------        ------     -----------------   --------    ---------
TOTAL REVENUES                             $351        $1,465        $1,219        $829               $159        $39,698
EXPENSES
    Rent                                     43            33           135           -                  -          2,523
    Depreciation and amortization            63 (o)       539 (o)       301 (o)     247 (o)             46  (o)    10,336
    Taxes, general and administrative        15 (p)       141 (p)        79 (p)      67 (p)             13  (p)     4,279
    Interest expense, net                    53 (q)       513 (q)       289 (q)     231 (q)             44  (q)    11,002
                                           ----        ------        ------        ----               ----        -------
          TOTAL EXPENSES                    174         1,226           804         545                103         28,140
                                           ----        ------        ------        ----               ----        -------
Gain on sale of equipment                     -             -             -           -                  -             32
                                           ----        ------        ------        ----               ----        -------
NET INCOME                                 $177        $  239        $  415        $284               $ 56        $11,590
                                           ====        ======        ======        ====               ====        =======
Net income allocable to unitholders        $173        $  234        $  407        $278               $ 55        $11,361
                                           ====        ======        ======        ====               ====        =======

Average number of outstanding units                       335                                                       8,453
                                                                                                                  =======

NET INCOME PER UNIT                                                                                               $  1.34
                                                                                                                  =======

See Notes to Pro Forma Consolidated Statement of Income.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(a) Reflects pro forma adjustments to operations relating to the period between January 1, 1996 and the date of acquisition for the 1996 acquisitions, comprised of 184 properties acquired on various dates from January 1, 1996 through December 31, 1996.

(b) Reflects pro forma adjustment to operations relating to base and percentage rent for the 1997 acquisitions comprised of 122 properties acquired on various dates from January 1, 1997 through April 30, 1997.

(c) Revised from previously reported estimate of $9,106 in the Company's 8-K/A dated March 31, 1997 and filed on May 30, 1997. The revised amount represents actual revenues on 122 properties acquired from January 1, 1997 through April 30, 1997.

(d) Reflects pro forma adjustment to operations based on historical financial information on property sold.

(e) Reflects pro forma adjustments to operations relating to base rent based on historical financial information for the Charleston's of Norman, Inc. acquisition comprised of one property acquired on May 7, 1997.

(f) Reflects pro forma adjustments to operations relating to base and percentage rent based on historical financial information for the David E. Rodgers -Trustee acquisition comprised of one property acquired on May 9, 1997.

(g) Reflects pro forma adjustments to operations relating to base and percentage rent based on historical financial information for the Magazine Company acquisition comprised of one property acquired on May 20, 1997.

(h) Reflects pro forma adjustments to operations relating to the base rent of the new lease for the Ribbit Holdings acquisition comprised of one property acquired on July 2, 1997.

(i) Reflects pro forma adjustments to operations relating to base and percentage rent based on historical financial information for the Taco Cabana acquisition comprised of five properties acquired on July 2, 1997.

(j) Reflects pro forma adjustments to operations relating to base and percentage rent based on historical financial information for the BCL II, L.P. acquisition comprised of two properties acquired on July 31, 1997.

(k) Reflects pro forma adjustments to operations relating to base and percentage rent based on historical financial information for the Midon acquisition comprised of 17 properties acquired on July 31, 1997.

(l) Reflects pro forma adjustments to operations relating to base and percentage rent based on historical financial information for the QSR Income Properties LTD acquisition comprised of 16 properties acquired on July 31, 1997.

(m) Reflects pro forma adjustments to operations based on executed lease information for the newly constructed acquisitions comprised of six properties acquired on various dates from May 1, 1997 through July 31, 1997.

(n) Reflects pro forma adjustments to operations relating to base and percentage rent based on historical financial information for one other property acquired on July 25, 1997.

(o) Reflects pro forma increase in depreciation expense related to the purchase price of the respective properties. Depreciation is computed using the straight-line method over the estimated useful lives of building, leasehold improvements, machinery and equipment which range from 10 to 20 years.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(p) Reflects pro forma increase in general and administrative expense attributable to the increase in fees due to the managing general partner. Such increase is comprised of 1% of the contracted purchase price for the respective properties and 25% of the cash flow received with respect to such additional properties in excess of the cash flow representing a 12% rate of return.

(q) Reflects the pro forma adjustment to interest expense as a result of the purchase of the respective properties. Pro forma interest expense is based on the increase in debt outstanding and borrowings for payment of distributions on units issued on a pro forma basis using interest rates based on the Partnership's credit arrangements which are as follows:


                                                  Principal    Interest Rate
     Series A Senior Secured Guaranteed Notes    $ 12,500,000       8.06%
     Series B Senior Secured Guaranteed Notes      27,500,000       8.30%
     Line of credit                               108,138,000       7.20%


                    U.S. RESTAURANT PROPERTIES MASTER L.P.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (Unaudited)
                     (In thousands, except per unit data)

                                                   Jan-Apr 1997                                      David E. Rodgers
                                      Historical   Acquisitions (a)   Sales (b)   Charleston's (c)       Trustee      (d)
                                      ----------   ------------       -----       ------------       ----------------
TOTAL REVENUES                          $14,544         $2,547        $(30)               $77                    $29
EXPENSES
 Rent                                     1,189              -           -                  -                      -
 Depreciation and amortization            3,366            891  (m)     (2) (m)            28  (m)                10  (m)
 Taxes, general and administrative        1,987            211  (n)      -  (n)             6  (n)                 2  (n)
 Interest expense, net                    3,425          1,286  (o)      -  (o)            30  (o)                11  (o)
                                        -------         ------        ----                ---                    ---
    TOTAL EXPENSES                        9,967          2,388          (2)                64                     23
                                        -------         ------        ----                ---                    ---
Income before unusual items               4,577            159         (28)                13                      6
Gain on sale of property                    266              -           -                  -                      -
REIT conversion costs                      (744)             -           -                  -                      -
                                        -------         ------        ----                ---                    ---
NET INCOME                              $ 4,099         $  159        $(28)               $13                    $ 6
                                        =======         ======        ====                ===                    ===

Net income allocable to unitholders     $ 4,018         $  156        $(27)               $13                    $ 6
                                        =======         ======        ====                ===                    ===

Average number of outstanding units       7,409         341
                                        =======

NET INCOME PER UNIT                     $  0.54
                                        =======

                                      Magazine       Ribbit         Taco
                                      Company (e)   Holdings (f)   Cabana  (g)
                                      -------       --------       ------
TOTAL REVENUES                           $12            $53          $347
EXPENSES
 Rent                                      -              -             -
 Depreciation and amortization             4  (m)        16  (m)       91  (m)
 Taxes, general and administrative         1  (n)         5  (n)       28  (n)
 Interest expense, net                     4  (o)        16  (o)       97  (o)
                                         ---            ---          ----
    TOTAL EXPENSES                         9             37           216
                                         ---            ---          ----
Income before unusual items                3             16           131
Gain on sale of property                   -              -             -
REIT conversion costs                      -              -             -
                                         ---            ---          ----
 NET INCOME                              $ 3            $16          $131
                                         ===            ===          ====

Net income allocable to unitholders      $ 3            $16          $128
                                         ===            ===          ====
Average number of outstanding units

NET INCOME PER UNIT

See Notes to Pro Forma Consolidated Statement of Income.

                            continued on next page

                    U.S. RESTAURANT PROPERTIES MASTER L.P.
       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (CONTINUED)
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (Unaudited)
                     (In thousands, except per unit data)

                                                                          Newly Constructed         Other
                                     BCL, II (h)   Midon (i)   QSR  (j)      Properties     (k)   Properties (l)   Pro Forma
                                     -------       -----       ----       -----------------       ----------       ---------
TOTAL REVENUES                         $176         $733       $610                   $363              $79         $19,540

EXPENSES
 Rent                                    22           17         66                      -                -           1,294
 Depreciation and amortization           31  (m)     270 (m)    151 (m)                106  (m)          23  (m)      4,985
 Taxes, general and administrative        8  (n)      70 (n)     39 (n)                 31  (n)           6  (n)      2,394
 Interest expense, net                   27  (o)     246 (o)    138 (o)                116  (o)          22  (o)      5,418
                                       ----         ----       ----                   ----              ---         -------
    TOTAL EXPENSES                       88          603        394                    253               51          14,091
                                       ----         ----       ----                   ----              ---         -------
Income before unusual items              88          130        216                    110               28           5,449
Gain on sale of property                  -            -          -                      -                -             266
REIT conversion costs                     -            -          -                      -                -            (744)
                                       ----         ----       ----                   ----              ---         -------
NET INCOME                             $ 88         $130       $216                   $110              $28         $ 4,971
                                       ====         ====       ====                   ====              ===         =======

Net income allocable to unitholders    $ 86         $127       $212                   $108              $27         $ 4,873
                                       ====         ====       ====                   ====              ===         =======

Average number of outstanding units                  335                                                              8,513
                                                                                                                    =======
NET INCOME PER UNIT                                                                                                 $  0.57
                                                                                                                    =======

See Notes to Pro Forma Consolidated Statement of Income.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(a) Reflects pro forma adjustment to operations relating to the period between January 1, 1997 and the date of acquisition for base and percentage rent for the 1997 acquisitions comprised of 122 properties acquired on various dates from January 1, 1997 through April 30, 1997.

(b) Reflects pro forma adjustments to operations relating to the sale of one property.

(c) Reflects pro forma adjustments to operations relating to the period between January 1, 1997 and the date of acquisition for base and percentage rent based on historical financial information for the Charleston's of Norman, Inc. acquisition comprised of one property acquired on May 7, 1997.

(d) Reflects pro forma adjustments to operations relating to the period between January 1, 1997 and the date of acquisition for base and percentage rent based on historical financial information for the David E. Rodgers - Trustee acquisition comprised of one property acquired on May 9, 1997.

(e) Reflects pro forma adjustments to operations relating to the period between January 1, 1997 and the date of acquisition for base and percentage rent based on historical financial information for the Magazine Company acquisition comprised of one property acquired on May 20, 1997.

(f) Reflects pro forma adjustments to operations relating to the period between January 1, 1997 and the date of acquisition for base rent based on historical financial information for the Ribbit Holdings acquisition comprised of one property acquired on July 2, 1997.

(g) Reflects pro forma adjustments to operations relating to base and percentage rent based on historical financial information for the Taco Cabana acquisition comprised of five properties acquired on July 2, 1997.

(h) Reflects pro forma adjustments to operations relating to base and percentage rent based on historical financial information for the BCL II, L.P. acquisition comprised of two properties acquired on July 31, 1997.

(i) Reflects pro forma adjustments to operations relating to base and percentage rent based on historical financial information for the Midon acquisition comprised of 17 properties acquired on July 31, 1997.

(j) Reflects pro forma adjustments to operations relating to base and percentage rent based on historical financial information for the QSR Income Properties LTD acquisition comprised of 16 properties acquired on July 31, 1997.

(k) Reflects pro forma adjustments to operations based on executed lease information for the period from January 1, 1997 to the earlier of the date of acquisition or June 30, 1997 for the newly constructed acquisitions comprised of six properties acquired on various dates from May 1, 1997 through July 31, 1997.

(l) Reflects pro forma adjustments to operations relating to base and percentage rent based on historical financial information for one other property acquired on July 25, 1997.

(m) Reflects pro forma increase in depreciation expense related to the purchase price of the respective properties. Depreciation is computed using the straight-line method over the estimated useful lives of building, leasehold improvements, machinery and equipment which range from 10 to 20 years.

(n) Reflects pro forma increase in general and administrative expense attributable to the increase in fees due to the managing general partner. Such increase is comprised of 1% of the contracted purchase price for the respective properties and 25% of the cash flow received with respect to such additional properties in excess of the cash flow representing a 12% rate of return.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(o) Reflects the pro forma adjustment to interest expense as a result of the purchase of the respective properties. Pro forma interest expense is based on the increase in debt outstanding and borrowings for payment of distributions on units issued on a pro forma basis using interest rates based on the Partnership's credit arrangements which are as follows:

                                                   Principal    Interest Rate
     Series A Senior Secured Guaranteed Notes    $ 12,500,000       8.06%
     Series B Senior Secured Guaranteed Notes      27,500,000       8.30%
     Line of credit                               108,138,000       7.20%

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 20, 1997             U.S. RESTAURANT PROPERTIES MASTER L.P.


                                   By:  QSV PROPERTIES, INC.
                                          its Managing General Partner



                                   By: /s/ ROBERT J. STETSON
                                       ----------------------------------------
                                          Robert J. Stetson
                                          President, Chief Executive Officer